UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21793

Name of Fund: BlackRock Enhanced Government Fund, Inc. (EGF)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Enhanced Government Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2012

Date of reporting period: 06/30/2012

Item 1 – Report to Stockholders

June 30, 2012

Semi-Annual Report (Unaudited)

BlackRock Enhanced Government Fund, Inc. (EGF)

Not FDIC Insured • No Bank Guarantee • May Lose Value

Section 19(a) Notice

BlackRock Enhanced Government Fund, Inc.’s (EGF) (the “Fund”) reported amounts and sources of distributions are estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. The Fund will provide a Form 1099-DIV each calendar year that will explain the character of these dividends and distributions for federal income tax purposes.

June 30, 2012

Total Fiscal Year-to-Date Cumulative Distributions by Character				Percentage of Fiscal Year-to-Date Cumulative Distributions by Character
Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
$0.312126	—	$0.037874	$0.350000	89%	0%	11%	100%

The Fund estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Section 19(a) notices for the Fund, as applicable, are available on the BlackRock website http://www.blackrock.com.

Section 19(b) Disclosure

The Fund acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund’s Board of Directors (the “Board”), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund currently distributes $0.07 per share on a monthly basis.

The fixed amount distributed per share is subject to change at the discretion of the Fund’s Board. Under its Plan, the Fund will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such actions to be in the best interests of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain a level distribution. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to the Fund’s prospectus for a more complete description of its risks.

2	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2012

BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2012	3

Dear Shareholder

One year ago, risk assets were in a broad retreat as sovereign debt problems loomed over Europe and confidence in both the US and global economic recoveries was waning. Last summer’s pro-longed debt ceiling debate in Washington, DC ended with Standard & Poor’s historic downgrade of US government debt, an event that triggered financial-market turmoil all over the world. Extraordinary levels of volatility persisted in the months that followed as the debt situation in Europe intensified. Macro-level news drove asset prices broadly up and down in lockstep, in a “risk on” — “risk off” trading pattern. Equity markets crumbled while safe-haven assets such as US Treasuries and gold rallied to historic highs by the end of the third quarter of 2011.

By October, however, improving economic data and more concerted efforts among European leaders toward stemming the region’s debt crisis drew investors back to the markets. Improving sentiment carried over into early 2012 as investors saw some relief from the world’s financial woes. Risk assets (including stocks, commodities and high yield bonds) moved boldly higher through the first two months of 2012 while climbing Treasury yields pressured higher-quality fixed income assets.

However, risk assets reversed course in the spring when Europe’s debt problems boiled over once again. Markets became highly volatile as political instability in Greece threatened the country’s membership in the euro zone. Spain faced severe deficit issues while the nation’s banks clamored for liquidity. Yields on Spanish and Italian government debt rose to levels deemed unsustainable. European leaders conferred and debated vehemently over the need for fiscal integration among the 17 euro-zone nations to resolve the crisis for the long term.

Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, became particularly worrisome. In the United States, disappointing jobs reports dealt a crushing blow to sentiment. Risk assets sold off through April and May as investors ran back to safe havens including US, German and UK government debt as well as gold. As the period drew to a close, risk assets were beginning to rebound modestly as European leaders stepped up their efforts to move toward fiscal unity and investors anticipated additional stimulus from central banks on both sides of the Atlantic.

All asset classes posted gains for the 6-month period ended June 30, 2012, with US stocks delivering the largest returns. On a 12-month basis, US large-cap stocks generated positive results; however, small-cap stocks finished in negative territory and international and emerging equities, which experienced significant downturns in 2011, lagged the broader rebound. Among fixed income asset classes, safe-haven US Treasury bonds and municipal bonds outperformed corporate credits for the 12-month period. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

We know that investors continue to face a world of uncertainty and highly volatile markets, but we also believe these challenging times present many opportunities. We remain committed to working with you and your financial professional to identify actionable ideas for your portfolio. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“We know that investors continue to face a world of uncertainty and highly volatile markets, but we also believe these challenging times present many opportunities.”

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of June 30, 2012

	6-month	12-month
US large cap equities	9.49%	5.45%
(S&P 500® Index)
US small cap equities	8.53	(2.08)
(Russell 2000® Index)
International equities	2.96	(13.83)
(MSCI Europe, Australasia,
Far East Index)
Emerging market	3.93	(15.95)
equities (MSCI Emerging
Markets Index)
3-month Treasury bill	0.04	0.05
(BofA Merrill Lynch
3-Month Treasury
Bill Index)
US Treasury securities	3.44	17.36
(BofA Merrill Lynch 10-
Year US Treasury Index)
US investment grade	2.37	7.47
bonds (Barclays US
Aggregate Bond Index)
Tax-exempt municipal	4.14	10.16
bonds (S&P Municipal
Bond Index)
US high yield bonds	7.23	7.21
(Barclays US Corporate
High Yield 2% Issuer
Capped Index)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	THIS PAGE NOT PART OF YOUR FUND REPORT

Option Over-Writing

In general, the Fund’s objective is to provide shareholders with current income and gains. The Fund seeks to pursue this goal primarily by investing in a portfolio of US Government and US Agency securities and utilizing an option over-write strategy in an effort to enhance distribution yield and total return performance. However, these objectives cannot be achieved in all market conditions.

The Fund writes call options on individual or baskets of US Government and US Agency securities or on interest rate swaps (“swaptions”), and may write call options on other debt securities. When writing (selling) a call option, the Fund grants the counterparty the right to buy an underlying reference security or enter into a defined transaction (e.g., a swap contract, in the case of the swaption) at an agreed-upon price (“strike price”) within an agreed upon time period. The Fund receives cash premiums from the counterparties upon writing (selling) the option or swaption, which along with net investment income and net realized gains, if any, are generally available to support current or future distributions paid by the Fund. During the option term, the counterparty will elect to exercise the option if the market value of the underlying reference security or underlying contract rises above the strike price, and the Fund will be obligated to sell the security or contract to the counterparty at the strike price, realizing a gain or loss. If the option remains unexercised upon its expiration, the Fund will realize gains equal to the premiums received.

Writing call options and swaptions entails certain risks, which include but are not limited to, the following: an increase in the value of the underlying security above the strike price can result in the exercise of a written option (sale by the Fund to the counterparty) when the Fund might not otherwise have sold the security; exercise of the option by the counterparty will result in a sale below the current market value and will result in a gain or loss realized by the Fund; writing call options and swaptions limits the potential appreciation on the underlying interest rate swap or security and the yield on the Fund could decline; if current market interest rates fall below the strike price, the counterparty could exercise a written swaption when the Fund might not otherwise have entered into an interest rate swap; the Fund is bound by the terms of the underlying interest rate swap agreement upon exercise of the option by the counterparty which can result in a loss to the Fund in excess of the premium received. As such, an option over-write strategy may outperform the general fixed income market in rising or flat interest rate environments (when bond prices are steady or falling) but underperform in a falling interest rate environment (when bond prices are rising).

The Fund employs a plan to support a level distribution of income, capital gains and/or return of capital. The goal of the plan is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of the Fund. Such distributions, under certain circumstances, may exceed the Fund’s total return performance. When total distributions exceed total return performance for the period, the difference will reduce the Fund’s net asset value per share (“NAV”). The final determination of the source and character of distributions in accordance with federal income tax regulations is made after the fiscal year and is reported in the Fund’s annual report to shareholders. To the extent that dividends and distributions exceed the Fund’s current and accumulated earnings and profits, which are measured on a tax basis, the excess may be treated as a tax return of capital. Dividends and distributions that do not exceed the Fund’s current and accumulated earnings and profits, which are measured on a tax basis, may be treated as ordinary income dividends and/or capital gain distributions.

The Fund intends to write call options to varying degrees depending upon market conditions. Please refer to the Schedule of Investments and the Notes to Financial Statements for details of written swaptions.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2012	5

Fund Summary as of June 30, 2012

Fund Overview

The Fund’s investment objective is to provide shareholders with current income and gains. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of US Government securities and US Government Agency securities, including US Government mortgage-backed securities that pay interest in an attempt to generate current income, and by employing a strategy of writing (selling) call options on individual or baskets of US Government securities, US Government Agency securities or other debt securities held by the Fund in an attempt to generate gains from option premiums.

No assurance can be given that the Fund’s investment objective will be achieved.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2012, the Fund returned 1.97% based on market price and 1.80% based on net asset value (“NAV”). For the same period, the BofA Merrill Lynch 1-3 Year US Treasury Index returned 0.11% and the Citigroup Government/Mortgage Index posted a return of 1.58%. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•	The Fund’s performance is reviewed on an absolute basis due to the unique nature of the Fund, which employs a strategy of writing call options on individual or baskets of US securities or interest rates. The index returns listed above are for reference purposes only as these indices do not utilize an option writing strategy.
•	US Treasury securities performed well during the period as weaker-than-expected economic data and sovereign debt concerns abroad drove investors to safer assets. The Fund’s increased use of leverage to purchase long-dated US Treasuries and its long duration stance proved beneficial as interest rates touched new lows during the period.
•	Also contributing positively to the Fund’s performance was an overweight to agency mortgage-backed securities (“MBS”), which performed well amid the broad flight-to-quality and continued to benefit from government support. In particular, the Fund favored seasoned MBS securities with low loan balances as well as mortgage pools with loans that have characteristics rendering them difficult to refinance.
•	As part of its principal investment strategy, the Fund writes covered calls on interest rates to generate income while dampening the level of NAV volatility. Covered calls detracted from performance for the period overall but more so during times of heightened risk aversion among investors, which drove significant increases in US Treasury prices. The call writing strategy did, however, enhance the distribution yield of the Fund.
•	The Fund also utilized interest rate swaps as a hedge against long US Treasury positions and as a means to manage duration and yield curve positioning. During the period, the use of interest rate swaps served as a detractor from performance as interest rates generally declined. However, interest rates swaps allowed the Fund to achieve leveraged exposure to long-dated Treasuries and the overall net result of this tactical strategy was a positive to performance. To that point, derivatives should be viewed in the context of their overall contribution to risk reduction as well as performance.

Describe recent portfolio activity.

•	Throughout the six-month period, the Fund tactically traded its duration positioning (sensitivity to interest rate movements). Also during the period, the Fund traded agency MBS to take advantage of varying levels of prepayment and/or refinancing activity. At the beginning of the period, the Fund increased exposure to high-coupon MBS offering attractive carry (income). However, toward period end, the Fund was more focused on lower-coupon MBS that are less likely to be prepaid as mortgage rates reached historic lows. As discussed above, the Fund wrote covered calls during the period as part of its principal investment strategy.

Describe portfolio positioning at period end.

•	The Fund’s call-writing strategy has the effect of reducing overall portfolio duration, which stood at 1.56 years at the end of the period. The Fund continues to maintain a high degree of liquidity through a core exposure to government-owned and government-related debt. The largest allocations in the Fund are to US agency MBS and US Treasuries. The Fund also maintains limited exposure to a diversified basket of non-government spread sectors, including commercial mortgage-backed securities, asset-backed securities, non-agency residential MBS and corporate credit.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2012

Fund Information
Symbol on New York Stock Exchange (“NYSE”)	EGF
Initial Offering Date	October 31, 2005
Yield on Closing Market Price as of June 30, 2012 ($15.20)[1]	5.53%
Current Monthly Distribution per Common Share[2]	$0.07
Current Annualized Distribution per Common Share[2]	$0.84
Economic Leverage as of June 30, 2012[3]	22%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.
[3]	Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to reverse repurchase agreements, minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	6/30/12	12/31/11	Change	High	Low
Market Price	$15.20	$15.25	(0.33)%	$15.53	$15.03
Net Asset Value	$16.17	$16.25	(0.49)%	$16.31	$16.01

The following charts show the portfolio composition and credit quality allocations of the Fund’s long-term investments:

Portfolio Composition
	6/30/12	12/31/11
US Government Sponsored
Agency Securities	64%	60%
US Treasury Obligations	26	30
Preferred Securities	4	3
Non-Agency Mortgage-Backed Securities	3	4
Asset-Backed Securities	2	2
Taxable Municipal Bonds	1	1

Credit Quality Allocations [4]
	6/30/12	12/31/11
AAA/Aaa[5]	96%	93%
AA/Aa	2	2
A	1	1
BBB/Baa	1	2
BB/Ba	—	1
CCC/Caa	—	1

[4]	Using the higher of Standard & Poor’s or Moody’s Investors Service ratings.
[5]	Includes US Government Sponsored Agency Securities and US Treasury Obligations, which are deemed AAA/Aaa by the investment advisor.
BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2012	7

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance its yield and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Fund had not used leverage.

To illustrate these concepts, assume a Fund’s capitalization is $100 million and it issues debt securities for an additional $30 million, creating a total value of $130 million available for investment in long-term securities. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund pays interest expense on the $30 million of debt securities based on the lower short-term interest rates. At the same time, the Fund’s total portfolio of $130 million earns income based on long-term interest rates. In this case, the interest expense of the debt securities is significantly lower than the income earned on the Fund’s long-term investments, and therefore the Fund’s shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Fund pays higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Fund’s debt securities does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on Fund performance from leverage from debt securities.

The use of leverage may enhance opportunities for increased income to the Fund and shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Fund’s NAV, market price and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund will incur expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is permitted to issue senior securities representing indebtedness up to 33 1/3% of its total managed assets. If the Fund segregates liquid assets having a value not less than the repurchase price (including accrued interest), a reverse repurchase agreement will not be considered a senior security and therefore will not be subject to this limitation. In addition, the Fund voluntarily limits its aggregate economic leverage to 50% of its managed assets. As of June 30, 2012, the Fund had aggregate economic leverage of 22% from reverse repurchase agreements as a percentage of its total managed assets.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including financial futures contracts, options and swaps, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

8	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2012

Schedule of Investments June 30, 2012 (Unaudited)	(Percentages shown are based on Net Assets)

Asset-Backed Securities (a)	Par (000)	Value

First Franklin Mortgage Loan Asset-Backed
Certificates, Series 2005-FF2, Class M2, 0.69%,
3/25/35	$3,089	$2,910,739
Securitized Asset-Backed Receivables LLC Trust:
Series 2005-0P1, Class M2, 0.70%, 1/25/35	2,000	1,420,594
Series 2005-OP2, Class M1, 0.68%, 10/25/35	1,025	623,723
Total Asset-Backed Securities — 2.8%		4,955,056

Corporate Bonds
Energy Equipment & Services — 0.2%
Transocean, Inc.:
4.95%, 11/15/15	295	317,619
5.05%, 12/15/16	50	54,232
6.00%, 3/15/18	60	67,020
Total Corporate Bonds — 0.2%		438,871

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 0.9%
Bank of America Mortgage Securities, Inc., Series
2003-J, Class 2A1, 2.84%, 11/25/33 (a)	258	249,531
Bear Stearns Alt-A Trust, Series 2004-13, Class A1,
0.99%, 11/25/34 (a)	342	323,370
Homebanc Mortgage Trust, Series 2005-4, Class A1,
0.52%, 10/25/35 (a)	1,485	1,034,711
		1,607,612
Commercial Mortgage-Backed Securities — 3.3%
Commercial Mortgage Pass-Through Certificates,
Series 2007-C9, Class A2, 5.81%, 12/10/49 (a)	2,591	2,590,382
Credit Suisse Mortgage Capital Certificates, Series
2007-C5, Class A2, 5.59%, 9/15/40	2,798	2,797,268
LB-UBS Commercial Mortgage Trust, Series
2007-C1, Class A2, 5.32%, 2/15/40	488	491,481
		5,879,131
Interest Only Collateralized Mortgage Obligations — 0.0%
CitiMortgage Alternative Loan Trust, Series 2007-A5,
Class 1A7, 6.00%, 5/25/37	451	72,524
Total Non-Agency Mortgage-Backed Securities — 4.2%		7,559,267

Preferred Securities
Capital Trusts
Diversified Financial Services — 1.1%
JPMorgan Chase Capital XXII, 6.45%, 1/15/87	2,000	2,000,000

Capital Trusts	Par (000)	Value

Electric Utilities — 1.1%
PPL Capital Funding, 6.70%, 3/30/67 (a)	$2,000	$1,997,500
Insurance — 0.3%
ZFS Finance (USA) Trust V, 6.50%, 5/09/67 (a)(b)	504	493,920
Total Capital Trusts — 2.5%		4,491,420

Trust Preferreds	Shares

Capital Markets — 1.1%
Morgan Stanley Capital Trust VIII, 6.45%, 4/15/67	80,000	1,891,608
Media — 1.1%
Comcast Corp., 6.63%, 5/15/56	80,000	2,008,302
Total Trust Preferreds — 2.2%		3,899,910
Total Preferred Securities — 4.7%		8,391,330

Taxable Municipal Bonds	Par (000)
State of California, GO, Various Purpose 3,
Mandatory Put Bonds, 5.65%, 4/01/39 (a)	$1,220	1,266,079
Total Taxable Municipal Bonds — 0.7%		1,266,079

US Government Sponsored Agency Securities
Agency Obligations — 3.8%
Fannie Mae 5.25%, 8/01/12 (c)	2,460	2,469,870
Federal Farm Credit Bank, 4.55%, 6/08/20	3,500	4,234,888
		6,704,758
Collateralized Mortgage Obligations — 11.4%
Ginnie Mae Mortgage-Backed Securities, Class C (a):
Series 2005-87, 5.13%, 9/16/34	8,470	8,938,100
Series 2006-3, 5.24%, 4/16/39	10,000	11,326,010
		20,264,110
Interest Only Collateralized Mortgage Obligations — 2.1%
Fannie Mae Mortgage-Backed Securities:
Series 2003-80, Class DI, 5.50%, 10/25/31	2,411	147,312
Series 2010-126, Class UI, 5.50%, 10/25/40	3,619	548,597
Series 2012-47, Class NI, 4.50%, 4/25/42	2,953	611,947
Ginnie Mae Mortgage-Backed Securities (a):
Series 2006-30, Class IO, 0.51%, 5/16/46	4,816	144,746
Series 2009-78, Class SD, 5.96%, 9/20/32	3,751	659,549
Series 2011-52, Class NS, 6.43%, 4/16/41	10,127	1,685,767
		3,797,918

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the	GO	General Obligation Bonds
names and descriptions of many of the securities have been abbreviated according	LIBOR	London Interbank Offered Rate
to the following list:	TBA	To Be Announced

See Notes to Financial Statements.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2012	9

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

US Government Sponsored Agency Securities	Par (000)	Value

Mortgage-Backed Securities — 66.2%
Fannie Mae Mortgage-Backed Securities:
3.00%, 6/01/42	$1,996	$2,051,886
3.50%, 8/01/26 – 6/01/42	20,102	21,325,539
4.00%, 4/01/24 – 2/01/41	30,364	32,442,373
4.50%, 4/01/39 – 8/01/40	18,726	20,541,257
4.86%, 2/01/13	3,868	3,866,241
5.00%, 11/01/33 – 2/01/40 (c)	14,234	15,565,878
5.50%, 10/01/23 – 9/01/36 (c)	14,478	15,910,322
6.00%, 2/01/36 – 8/01/42 (d)	5,035	5,544,467
Freddie Mac Mortgage-Backed Securities,
4.50%, 5/01/34	454	485,667
Ginnie Mae Mortgage-Backed Securities,
5.00%, 11/15/35	22	23,950
		117,757,580
Total US Government Sponsored
Agency Securities — 83.5%		148,524,366

US Treasury Obligations
US Treasury Bonds (e):
3.75%, 8/15/41	$12,000	$14,471,256
6.63%, 2/15/27	4,000	6,250,000
3.88%, 8/15/40	12,000	14,773,128
4.38%, 5/15/41	10,000	13,356,250
US Treasury Notes:
0.25%, 1/31/14	300	299,731
3.13%, 5/15/21 (e)	10,000	11,384,380
Total US Treasury Obligations — 34.0%		60,534,745
Total Long-Term Investments
(Cost — $217,241,950) — 130.1%		231,669,714

Short-Term Securities	Shares
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.15% (f)(g)	2,806,564	2,806,564
Total Short-Term Securities
(Cost — $2,806,564) — 1.6%		2,806,564
Total Investments Before TBA Sale
Commitments and Options Written
(Cost — $220,048,514) — 131.7%		234,476,278

TBA Sale Commitments (d)	Par (000)
Fannie Mae Mortgage-Backed Securities,
5.50%, 7/01/42	$6,100	(6,653,765)
Total TBA Sale Commitments
(Proceeds — $6,644,234) — (3.7)%		(6,653,765)

Options Written	Notional Amount (000)	Value

Over-the-Counter Interest-Rate Call Swaptions — (0.2)%
Pay a fixed rate of 0.55% and receive a floating rate
based on 3-month LIBOR, Expires 7/27/12,
Broker Deutsche Bank AG	$50,000	$(26,930)
Pay a fixed rate of 0.95% and receive a floating rate
based on 3-month LIBOR, Expires 7/27/12,
Broker Deutsche Bank AG	50,000	(81,845)
Pay a fixed rate of 1.70% and receive a floating rate
based on 3-month LIBOR, Expires 7/27/12,
Broker Deutsche Bank AG	30,000	(117,645)
Pay a fixed rate of 2.40% and receive a floating rate
based on 3-month LIBOR, Expires 7/27/12,
Broker Deutsche Bank AG	15,000	(158,319)
Total Options Written
(Premiums Received — $475,000) — (0.2%)		(384,739)
Total Investments, Net of TBA Sale Commitments and
Options Written — 127.8%		227,437,774
Liabilities in Excess of Other Assets — (27.8)%		(49,521,981)
Net Assets — 100.0%		$177,915,793

(a)	Variable rate security. Rate shown is as of report date.
(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	All or a portion of security has been pledged as collateral in connection with swaps.
(d)	Represents or includes a TBA transaction. Unsettled TBA transactions as of June 30, 2012 were as follows:

Counterparty	Value	Unrealized Depreciation
Credit Suisse Group AG	$(5,445,140)	$(7,812)

(e)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.
(f)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:
Affiliate	Shares Held at December 31, 2011	Net Activity	Shares Held at June 30, 2012	Income
BlackRock Liquidity
Funds, TempFund,
Institutional Class	7,261,074	(4,454,510)	2,806,564	$4,063

(g)	Represents the current yield as of report date.
•	Reverse repurchase agreements outstanding as of June 30, 2012 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount
Credit Suisse
Securities
(USA) LLC	0.20%	3/20/12	Open	$13,012,442	$13,005,000
Deutsche Bank AG	0.22%	4/24/12	Open	6,102,535	6,100,000
Credit Suisse
Securities
(USA) LLC	0.21%	5/01/12	Open	13,624,846	13,620,000
Bank of
America NA	0.20%	5/07/12	Open	11,340,964	11,337,500
Deutsche Bank AG	0.22%	6/04/12	Open	6,976,151	6,975,000
Total				$51,056,938	$51,037,500

See Notes to Financial Statements.

10	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2012

Schedule of Investments (concluded)

•	Financial futures contracts sold as of June 30, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
7	90-Day Euro-Dollar	Chicago Mercantile	September 2012	$1,741,600	$(544)
7	90-Day Euro-Dollar	Chicago Mercantile	December 2012	1,741,163	(982)
7	90-Day Euro-Dollar	Chicago Mercantile	March 2013	1,740,812	(1,594)
5	90-Day Euro-Dollar	Chicago Mercantile	June 2013	1,243,125	(1,570)
5	90-Day Euro-Dollar	Chicago Mercantile	September 2013	1,242,875	(2,424)
7	90-Day Euro-Dollar	Chicago Mercantile	December 2013	1,739,500	(4,657)
5	90-Day Euro-Dollar	Chicago Mercantile	March 2014	1,242,125	(4,293)
4	90-Day Euro-Dollar	Chicago Mercantile	June 2014	993,250	(4,361)
4	90-Day Euro-Dollar	Chicago Mercantile	September 2014	992,700	(5,411)
4	90-Day Euro-Dollar	Chicago Mercantile	December 2014	991,850	(6,361)
4	90-Day Euro-Dollar	Chicago Mercantile	March 2015	991,050	(7,411)
Total					$(39,608)

•	Interest rate swaps outstanding as of June 30, 2012 were as follows:
Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Depreciation

5.96%[1]	3-Month	Deutsche	12/27/37	$23,900	$(16,286,096)
	LIBOR	Bank AG

[1]	Pays a fixed interest rate and receives floating rate.
•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1—unadjusted price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed
Securities	—	$4,955,056	—	$4,955,056
Corporate Bonds	—	438,871	—	438,871
Non-Agency Mortgage-
Backed Securities	—	7,559,267	—	7,559,267
Preferred Securities	$3,899,910	4,491,420	—	8,391,330
Taxable Municipal
Bonds	—	1,266,079	—	1,266,079
US Government
Sponsored Agency
Securities	—	148,524,366	—	148,524,366
US Treasury
Obligations	—	60,534,745	—	60,534,745
Short-Term Securities:
Money Market Funds	2,806,564	—	—	2,806,564
Liabilities:
TBA Sale
Commitments	—	$(6,653,765)	—	(6,653,765)
Total	$6,706,474	$221,116,039	—	$227,822,513

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(39,608)	$(16,670,835)	—	$(16,710,443)

[2]	Derivative financial instruments are swaps, financial futures contracts and options. Swaps and financial futures contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

Certain of the Fund’s assets and liabilities are held at carrying or face amount, which approximates fair value for financial statement purposes. As of June 30, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged as collateral
for options and swaps	$11,290,000	—	—	$11,290,000
Cash pledged as
collateral for financial
futures contracts	42,000	—	—	42,000
Foreign currency	2,047	—	—	2,047
Liabilities:
Reverse repurchase
agreements	—	$(51,037,500)	—	(51,037,500)
Total	$11,334,047	$(51,037,500)	—	$(39,703,453)

There were no transfers between levels during the period ended June 30, 2012.

See Notes to Financial Statements.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2012	11

Statement of Assets and Liabilities

June 30, 2012 (Unaudited)

Assets
Investments at value — unaffiliated (cost — $217,241,950)	$231,669,714
Investments at value — affiliated (cost — $2,806,564)	2,806,564
Cash pledged as collateral for financial futures contracts	42,000
TBA sale commitments receivable	6,644,234
Cash pledged as collateral for options and swaps	11,290,000
Investments sold receivable	1,219,347
Interest receivable	1,387,550
Foreign currency at value (cost — $2,045)	2,047
Swaps receivable	1,529
Variation margin receivable	642
Prepaid expenses	6,960
Total assets	255,070,587

Liabilities
Reverse repurchase agreements	51,037,500
Unrealized depreciation on swaps	16,286,096
Investments purchased payable	2,420,607
TBA sale commitments at value (proceeds — $6,644,234)	6,653,765
Options written at value (premiums received — $475,000)	384,739
Investment advisory fees payable	170,534
Interest expense payable	69,831
Income dividends payable	44,506
Swaps payable	19,775
Officer’s and Directors’ fees payable	7,811
Other affiliates payable	1,848
Other accrued expenses payable	57,782
Total liabilities	77,154,794
Net Assets	$177,915,793

Net Assets Consist of
Paid-in capital	$190,724,691
Distribution in excess of net investment income	(894,096)
Accumulated net realized loss	(10,097,594)
Net unrealized appreciation/depreciation	(1,817,208)
Net Assets	$177,915,793

Net Asset Value
Based on net assets of $177,915,793 and 10,999,641 shares outstanding, 200 million shares authorized, $0.10 par value	$16.17

See Notes to Financial Statements.

12	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2012

Statement of Operations

Six Months Ended June 30, 2012 (Unaudited)

Investment Income
Interest	$5,019,199
Income — affiliated	4,063
Total income	5,023,262

Expenses
Investment advisory	1,079,036
Professional	34,567
Printing	21,276
Accounting services	19,455
Transfer agent	17,904
Custodian	14,784
Officer and Directors	10,344
Registration	5,031
Miscellaneous	27,517
Total expenses excluding interest expense	1,229,914
Interest expense	64,572
Total expenses	1,294,486
Less fees waived by advisor	(2,073)
Total expenses after fees waived	1,292,413
Net investment income	3,730,849

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(1,090,522)
Financial futures contracts	(12,482)
Foreign currency transactions	1,025
Options written	848,000
Swaps	(2,933,813)
(3,187,792)
Net change in unrealized appreciation/depreciation on:
Investments	2,881,512
Financial futures contracts	(39,608)
Foreign currency transactions	(38)
Options written	258,941
Swaps	(643,326)
2,457,481
Total realized and unrealized loss	(730,311)
Net Increase in Net Assets Resulting from Operations	$3,000,538

See Notes to Financial Statements.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2012	13

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
Operations
Net investment income	$3,730,849	$8,091,632
Net realized loss	(3,187,792)	(8,378,105)
Net change in unrealized appreciation/depreciation	2,457,481	8,958,937
Net increase in net assets resulting from operations	3,000,538	8,672,464

Dividends and Distributions to Shareholders From
Net investment income	(3,849,874)	(4,435,787)
Tax return of capital	—	(6,175,972)
Decrease in net assets resulting from dividends and distributions to shareholders	(3,849,874)	(10,611,759)

Capital Share Transactions
Net redemption of shares resulting from a repurchase offer	—	(9,213,755)[1]
Net decrease in net assets derived from capital share transactions	—	(9,213,755)

Net Assets
Total decrease in net assets	(849,336)	(11,153,050)
Beginning of period	178,765,129	189,918,179
End of period	$177,915,793	$178,765,129
Distributions in excess of net investment income	$(894,096)	$(775,071)

[1]	Including $188,035 in repurchase fees.

See Notes to Financial Statements.

14	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2012

Statement of Cash Flows

Six Months Ended June 30, 2012 (Unaudited)

Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$3,000,538
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Decrease in interest receivable	74,183
Decrease in swap receivable	1,138
Increase in variation margin receivable	(642)
Increase in cash pledged as collateral for financial futures contracts	(42,000)
Decrease in cash pledged as collateral in connection with options written	200,000
Increase in cash pledged as collateral for swaps	(3,990,000)
Decrease in prepaid expenses	4,602
Decrease in investment advisory fees payable	(25,590)
Increase in interest expense payable	55,947
Increase in other affiliates payable	1,848
Decrease in other accrued expenses payable	(25,123)
Decrease in swaps payable	(7,911)
Increase in Officer’s and Directors’ fees payable	7,144
Net periodic and termination payments of swaps	(2,933,723)
Net realized and unrealized gain on investments	679,246
Amortization of premium and accretion of discount on investments	379,633
Premiums received from options written	2,738,000
Proceeds from sales and paydowns of long-term investments	187,784,395
Purchases of long-term investments	(146,467,433)
Net proceeds from sales of short-term securities	4,454,510
Premiums paid on closing options written	(1,890,500)
Cash provided by operating activities	43,998,262

Cash Used for Financing Activities
Cash receipts from borrowings	14,059,935
Cash payments on borrowings	(53,482,854)
Cash dividends paid to Common Shareholders	(4,575,343)
Cash used for financing activities	(43,998,262)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	(38)

Cash and Foreign Currency
Net decrease in cash and foreign currency	(38)
Cash and foreign currency at beginning of period	2,085
Cash and foreign currency at end of period	$2,047

Cash Flow Information
Cash paid for interest	$8,481

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowings during the period, based on the average borrowings outstanding in relation to total assets.

See Notes to Financial Statements.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2012	15

Financial Highlights

	Six Months Ended June 30, 2012 (Unaudited)
			Year Ended December 31,
			2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$16.25		$16.40	$16.59	$16.03	$17.42	$18.50
Net investment income [1]	0.33		0.70	0.64	0.67	0.97	0.84
Net realized and unrealized gain (loss)	(0.06)		0.07	0.16	1.32	(1.10)	(0.54)
Net increase (decrease) from investment operations	0.27		0.77	0.80	1.99	(0.13)	0.30
Dividends and distributions from:
Net investment income	(0.35)[2]		(0.39)	(0.80)	(0.26)	(0.46)	(0.62)
Net realized gain	—		—	—	(1.01)	(0.80)	(0.76)
Tax return of capital	—		(0.53)	(0.19)	(0.16)	—	—
Total dividends and distributions	(0.35)		(0.92)	(0.99)	(1.43)	(1.26)	(1.38)
Net asset value, end of period	$16.17		$16.25	$16.40	$16.59	$16.03	$17.42
Market price, end of period	$15.20		$15.25	$15.51	$17.07	$16.57	$15.84

Total Investment Return [3]
Based on net asset value	1.80%	[4]	5.15%	4.95%	12.68%	(0.73)%	2.39%
Based on market price	1.97%	[4]	4.34%	(3.54)%	12.17%	12.85%	(7.10)%

Ratios to Average Net Assets
Total expenses	1.46%	[5]	1.39%	1.22%	1.00%	1.07%	1.48%
Total expenses after fees waived and paid indirectly	1.46%	[5]	1.39%	1.22%	0.99%	1.07%	1.48%
Total expenses after fees waived and paid indirectly
and excluding interest expense	1.38%	[5]	1.35%	1.18%	0.99%	0.97%	1.00%
Net investment income	4.15%	[5]	4.32%	3.87%	3.96%	5.40%	4.67%

Supplemental Data
Net assets, end of period (000)	$177,916		$178,765	$189,918	$194,472	$186,803	$213,515
Borrowings outstanding, end of period (000)	$51,038		$90,460	$75,230	$10,934	$—	$20,697
Average borrowings outstanding during the period (000)	$77,082		$71,183	$40,046	$3,415	$—	$17,823
Portfolio turnover	59%	[6]	115% [7]	163% [8]	483% [9]	367% [10]	254%
Asset coverage, end of period per $1,000	$4,486		$2,976	$3,525	$18,786	$—	$11,316

1	Based on average shares outstanding.
2	A portion of the dividends from net investment income may be deemed a tax return of capital or net realized gain at fiscal year end.
3	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
4	Aggregate total investment return.
5	Annualized.
6	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 49%.
7	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 98%.
8	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 137%.
9	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 174%.
10	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 212%.

See Notes to Financial Statements.

16	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2012

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock Enhanced Government Fund, Inc. (the “Fund”) is registered under the 1940 Act, as a diversified, closed-end management investment company. The Fund is organized as a Maryland corporation. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund determines and makes available for publication its NAV on a daily basis.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved annually by the Board of Directors of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at its last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2012	17

Notes to Financial Statements (continued)

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board.

Foreign Currency Transactions: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: The Fund may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually

18	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2012

Notes to Financial Statements (continued)

structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Fund also may invest in stripped mortgage-backed securities that are privately issued.

Capital Trusts: The Fund may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

TBA Commitments: The Fund may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Fund generally enters into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund accounts for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Fund’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. Securities sold under reverse repurchase agreements are recorded at face value as a liability in the Statement of Assets and Liabilities. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. During the term of the reverse repurchase agreement, the Fund continues to receive the principal and interest payments on these securities. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, swaps and options written), or certain borrowings (e.g., reverse repurchase agreements), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Subject to the Fund’s level distribution plan, the Fund intends to make monthly cash dividends and/or distributions to shareholders, which may consist of net investment income, net options premium and net realized and unrealized gains on investments. The character of dividends and distributions is determined in accordance with federal income tax

BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2012	19

Notes to Financial Statements (continued)

regulations, which may differ from US GAAP. The portion of dividends and distributions that exceeds the Fund’s current and accumulated earnings and profits, which are measured on a tax basis, may be treated as a tax return of capital. Dividends and distributions that do not exceed the Fund’s current and accumulated earnings and profits, which are measured on a tax basis, may be treated as ordinary income dividends and/or capital gain distributions.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2011. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by the Fund’s Board, independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has approximately the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations there-under represent general unsecured claims against the general assets of the Fund. Prior to March 31, 2012, the Fund elected to invest in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors in order to match its deferred compensation obligations, and dividends and distributions received from the BlackRock Closed-End Fund investments through March 31, 2012 are included in income — affiliated in the Statement of Operations.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks such as credit risk, equity risk and interest rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Fund do not give rise to counterparty credit risk, as options written obligate the Fund to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Fund and each of its respective counterparties. An ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not

20	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2012

Notes to Financial Statements (continued)

fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Fund purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Fund and the counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from the current market value.

Swaps: The Fund enters into swap agreements, in which the fund and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be executed on a registered financial and commodities exchange (“centrally cleared swaps”). In a centrally cleared swap, the Funds typically enter into an agreement with a counterparty; however, performance is guaranteed by the central clearinghouse reducing or eliminating the Fund’s exposure to the credit risk of the counterparty. These payments received or made by the Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swaps, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to

BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2012	21

Notes to Financial Statements (continued)

perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•	Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2012

Liability Derivatives
Statement of Assets and
	Liabilities Location		Value
Unrealized depreciation on swaps;
Options written at value;
Unrealized depreciation on financial
Interest rate contracts	futures contracts		$(16,710,443)
The Effect of Derivative Financial Instruments in the Statement of Operations
Six Months Ended June 30, 2012

Net Realized Gain (Loss) from

	Financial Futures Contracts	Swaps	Options
Interest rate contracts	$ (12,482)	$ (2,933,813)	$ 848,000
Net Change in Unrealized Appreciation/Depreciation on

	Financial Futures Contracts	Swaps	Options
Interest rate contracts	$ (39,608)	$ (643,326)	$ 258,941

For the six months ended June 30, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts sold	72
Average notional value of contracts sold	$17,750,106
Options:
Average number of swaptions contracts written	4
Average notional value of swaptions contracts written	$130,000,000
Interest rate swaps:
Average number of contracts — pays fixed rate	1
Average notional value — pays fixed rate	$23,900,000

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at an annual rate of 0.85% of the Fund’s average daily net assets, plus the proceeds of any outstanding borrowings used for leverage.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

22	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2012

Notes to Financial Statements (continued)

Certain officers and/or Directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the six months ended June 30, 2012, were $146,577,343 and $170,207,325, respectively.

Purchases and sales of US government securities for the Fund for the six months ended June 30, 2012, were $2,310,697 and $25,440,651, respectively.

For the six months ended June 30, 2012, purchases and sales of mortgage dollar rolls were $25,397,453 and $25,399,992, respectively.

Transactions in options written for the six months ended June 30, 2012, were as follows:

	Calls
	Notional (000)	Premiums Received
Outstanding options, beginning of period	$135,000	$475,000
Options written	805,000	2,738,500
Options closed	(370,000)	(1,216,125)
Options expired	(425,000)	(1,522,375)
Outstanding options, end of period	$145,000	$475,000

5. Income Tax Information:

As of December 31, 2011, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,
2017	$ 2,037,204
No expiration date [1]	4,872,598
Total	$ 6,909,802

[1]	Must be utilized prior to losses subject to expiration.

As of June 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$220,048,514
Gross unrealized appreciation	$16,177,780
Gross unrealized depreciation	(1,750,016)
Net unrealized appreciation	$14,427,764

6. Borrowings:

For the six months ended June 30, 2012, the Fund’s daily weighted average interest rate from reverse repurchase agreements was 0.17%.

7. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage, other asset-backed securities and in treasury obligations. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

8. Capital Share Transactions:

The Fund is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for the Fund’s Common Shares is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

The Fund will make offers to repurchase its shares at approximately 12-month intervals. The shares tendered in the repurchase offer may be subject to a repurchase fee retained by the Fund to compensate the Fund for expenses directly related to the repurchase offer.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2012	23

Notes to Financial Statements (concluded)

Shares issued and outstanding remained constant for the six months ended June 30, 2012. Changes in capital shares issued and outstanding, for the year ended December 31, 2011 were as follows:

Year Ended December 31, 2011
Dividend reinvestment	—
Repurchase offer	(578,928)
Net decrease	(578,928)

9. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

The Fund paid a net investment income dividend in the amount of $0.07 per share on July 31, 2012 to shareholders of record on July 16, 2012.

Additionally, the Fund declared a net investment income dividend on August 1, 2012 payable to shareholders of record on August 15, 2012 for the same amount noted above.

24	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2012

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Enhanced Government Fund, Inc. (the “Fund”) met on April 26, 2012 and May 22-23, 2012 to consider the approval of the Fund’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) among the Manager, BlackRock Financial Management, Inc. (the “Sub-Advisor”), and the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of eleven individuals, nine of whom are not “interested persons” of the Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee, and a Leverage Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee and the Leverage Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considered at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services such as call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions; (e) the Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees ratios for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested, to the extent reasonably possible, an analysis of the risk and return relative to selected funds in peer groups. BlackRock provides information to the Board in response to specific questions. These questions covered issues such as profitability, including the impact of BlackRock’s upfront costs in sponsoring closed-end funds and the relative profitability of closed-end and open end funds, investment performance and management fee levels. The Board considered the importance of: (i) managing fixed income assets with a view toward preservation of capital; (ii) portfolio managers’ investments in the funds they manage; (iii) BlackRock’s controls surrounding the coding of quantitative investment models; and (iv) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 26, 2012 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with its independent legal counsel and BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”), as well as the gross performance of the

BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2012	25

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

Fund as compared with its custom benchmark; (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as applicable; (d) the existence, impact and sharing of potential economies of scale; (e) a summary of aggregate amounts paid by the Fund to BlackRock; and (f) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At an in-person meeting held on April 26, 2012, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 26, 2012 meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 22-23, 2012 Board meeting.

At an in-person meeting held on May 22-23, 2012, the Board, including all the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund, and the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and the Fund, each for a one-year term ending June 30, 2013. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Fund; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis and oversight capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Fund; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; and (viii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April 26, 2012 meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with reports independently prepared by Lipper, which included

26	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2012

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of the Fund as compared to funds in the Fund’s applicable Lipper category and the gross investment performance of the Fund as compared with its custom benchmark. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review their methodology. The Board and the Board’s Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

The Board noted that the Fund’s gross performance underperformed its customized benchmark in the one- and five-year periods reported, but that the Fund’s gross performance exceeded its customized benchmark in the three-year period reported. Based on its discussions with BlackRock and the Board’s review of the Fund’s investment performance compared to its Lipper Peer Group, the methodology used by Lipper to select peer funds, and other relevant information provided by BlackRock, the Board noted that the Fund’s gross investment performance as compared to its customized benchmark provided a more meaningful comparison of the Fund’s relative performance. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the one-and five-year periods compared with its customized benchmark. The Board was informed that, among other things, an overweight exposure to agency debentures and subsequent underweight to U.S. Treasuries detracted from relative performance in 2011. The Fund’s short duration stance in August 2011 proved to be a detractor from performance as interest rates moved lower in a volatile, risk averse environment. Covered calls were a detractor from performance overall, but especially in periods of risk aversion that resulted in significant increases in the price of U.S. Treasuries.

The Board and BlackRock discussed BlackRock’s strategy for improving the Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers and to improve the Fund’s performance.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with the other funds in its Lipper category. It also compared the Fund’s total expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2011 compared to available aggregate profitability data provided for the years ended December 31, 2010, and December 31, 2009. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board considered BlackRock’s overall operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising closed-end funds, among other product types. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was above the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted, however, that the Fund is compared to Peers that do not employ a similar option writing strategy.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2012	27

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase. The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception. The Board noted that only one closed-end fund in the Fund Complex has breakpoints in its advisory fee structure.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock, which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including all the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2013, and the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and the Fund for a one-year term ending June 30, 2013. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

28	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2012

Officers and Directors1

Richard E. Cavanagh, Chairman of the Board and Director
Karen P. Robards, Vice Chairperson of the Board, Chairperson
  of the Audit Committee and Director
Paul L. Audet, Director
Michael J. Castellano, Director and Member of the Audit Committee
Frank J. Fabozzi, Director and Member of the Audit Committee
Kathleen F. Feldstein, Director
James T. Flynn, Director and Member of the Audit Committee
Henry Gabbay, Director
Jerrold B. Harris, Director
R. Glenn Hubbard, Director
W. Carl Kester, Director and Member of the Audit Committee
John M. Perlowski, President and Chief Executive Officer
Anne Ackerley, Vice President
Brendan Kyne, Vice President
Robert W. Crothers, Vice President2
Neal Andrews, Chief Financial Officer
Jay Fife, Treasurer
Brian Kindelan, Chief Compliance Officer and Anti-Money
  Laundering Officer
Janey Ahn, Secretary3

[1]	John F. Powers, who was a Director of the Fund, resigned as of February 21, 2012.
[2]	Effective May 22, 2012, Robert W. Crothers became Vice President of the Fund.
[3]	Effective May 22, 2012, Ira P. Shapiro resigned as Secretary of the Fund and Janey Ahn became Secretary of the Fund.

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor
BlackRock Financial Management, Inc.
New York, NY 10055

Custodian and Accounting Agent
State Street Bank and Trust Company
Boston, MA 02110

Transfer Agent
Computershare Trust Company, N.A.
Canton, MA 02021

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
New York, NY 10036

Address of the Fund
100 Bellevue Parkway
Wilmington, DE 19809

BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2012	29

Additional Information

General Information

The Fund does not make available copies of its Statement of Additional Information because the Fund’s shares are not continuously offered, which means that the Statement of Additional Information of the Fund has not been updated after completion of the Fund’s offerings and the information contained in the Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Fund’s investment objectives or policies or to the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that were not approved by the shareholders or in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

Quarterly performance, semi-annual and annual reports and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website into this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Fund’s electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Fund will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance data and certain other data for the Fund on a monthly basis on its website in the “Closed-end Funds” section of www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Fund. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

30	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2012

Additional Information (concluded)

Fundamental Periodic Repurchase Policy

The Fund has adopted an “interval fund” structure pursuant to Rule 23c-3 under the 1940 Act as a fundamental policy. As an interval fund, the Fund will make annual repurchase offers at net asset value (less a repurchase fee not to exceed 2%) to all Fund shareholders. The percentage of outstanding shares that the Fund can repurchase in each offer will be established by the Fund’s Board shortly before the commencement of each offer, and will be between 5% and 25% of the Fund’s then outstanding shares.

The Fund has adopted the following fundamental policies regarding periodic repurchases:

(a)	The Fund will make repurchase offers at periodic intervals pursuant to Rule 23c-3 under the 1940 Act.
(b)	The periodic interval between repurchase request deadlines will be approximately 12 months.
(c)	The repurchase request deadline for each repurchase offer will be 14 days prior to the second Friday in December; provided, that in the event that such day is not a business day, the repurchase request deadline will be the subsequent business day.
(d)	The maximum number of days between a repurchase request deadline and the next repurchase pricing date will be 14 days; provided that if the 14th day after a repurchase request deadline is not a business day, the repurchase pricing date shall be the next business day.

The Board may place such conditions and limitations on a repurchase offer as may be permitted under Rule 23c-3. Repurchase offers may be suspended or postponed under certain circumstances, as provided in Rule 23c-3.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2012	31

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

#EGF-6/12-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report
Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report
Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report
Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report
Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.
Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report
Item 8 –	Portfolio Managers of Closed-End Management Investment Companies
(a) Not Applicable to this semi-annual report
(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.
Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable
Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.
Item 11 –	Controls and Procedures
(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.
(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12 –	Exhibits attached hereto
(a)(1) – Code of Ethics – Not Applicable to this semi-annual report
(a)(2) – Certifications – Attached hereto
(a)(3) – Not Applicable
(b) – Certifications – Attached hereto

2

12(c) –	Notices to the registrant’s common shareholders in accordance with the order under Section 6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated May 9, 2009[1]

1The registrant has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the registrant to make the disclosures to the holders of the registrant‘s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The registrant is likewise obligated to file with the SEC the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Enhanced Government Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Enhanced Government Fund, Inc.

Date: September 4, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Enhanced Government Fund, Inc.

Date: September 4, 2012

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Enhanced Government Fund, Inc.

Date: September 4, 2012

4